Exhibit 99.1

June 10, 2009

Office of Chief Accountant
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE:

The Tirex Corporation
Commission File Number: 33-17598-NY

We have read Item 4.02 of Form 8-K/A of The Tirex Corporation dated May 21, 2009 and agree with the statements concerning our firm contained therein.

Sincerely,

/s/ Moore & Associates, Chartered
Moore & Associates, Chartered
Las Vegas, Nevada